              STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER
                       REGARDING FACTS AND CIRCUMSTANCES
                        RELATING TO EXCHANGE ACT FILINGS

     I, Charles E. Hurwitz, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of MAXXAM Inc., and, except as corrected or supplemented in a subsequent covered report:

         o      no covered report contained an untrue statement of a
                material fact as of the end of the period covered by
                such report (or in the case of a report on Form 8-K
                or definitive proxy materials, as of the date on
                which it was filed); and

         o      no covered report omitted to state a material fact
                necessary to make the statements in the covered
                report, in light of the circumstances under which
                they were made, not misleading as of the end of the
                period covered by such report (or in the case of a
                report on Form 8-K or definitive proxy materials, as
                of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Audit Committee of MAXXAM Inc.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        o       the Annual Report on Form 10-K for the year ended December 31,
                2001 of MAXXAM Inc. filed with the Commission;

        o       all reports on Form 10-Q, all reports on Form 8-K and all
                definitive proxy materials of MAXXAM Inc. filed with the
                Commission subsequent to the filing of the Form 10-K identified above; and

        o       any amendments to any of the foregoing.

                                                           Subscribed and
                                                           sworn to before
                                                           me this 13th day of
                                                           August 2002.

By:  /s/ Charles E. Hurwitz                                 /s/ Lisa S. Blaha
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       Charles E. Hurwitz                                  Notary Public
        August 13, 2002
                                                           My Commission Expires:
                                                              April 29, 2005
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